UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2008

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 771-0505

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

          On April 25, 2008, CIT Group Inc. (the “Company”) issued 11,500,000 shares (inclusive of 1,500,000 shares issued pursuant to the underwriters’ exercise of their overallotment option) of 8.75% Non-Cumulative Perpetual Convertible Preferred Stock, Series C, par value $0.01 per share and with a liquidation preference of $50 per share (the “Series C Preferred Stock”). Under the terms of the Series C Preferred Stock, the Company’s ability to declare and pay (or set aside for payment) dividends or distributions on shares of its Junior Stock (as defined below) or Parity Stock (as defined below) is subject to certain restrictions in the event that the Company does not pay dividends in full (or declare and set aside a sum sufficient for payment) on the Series C Preferred Stock. The Company’s ability to purchase, redeem or otherwise acquire shares of its Junior Stock is similarly limited.

          The term “Junior Stock” means the Company’s common stock and any other class or series of the Company’s stock that ranks junior to the Series C Preferred Stock either or both as to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or as to the distribution of assets on the Company’s liquidation, dissolution or winding up.

          The term “Parity Stock” means any other class or series of the Company’s stock that ranks equally with the Series C Preferred Stock either or both as to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or as to the distribution of assets on the Company’s liquidation, dissolution or winding up.

          The terms of the Series C Preferred Stock are more fully set forth in the Certificate of Designations described in Item 5.03 below and filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

          On April 24, 2008, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Second Restated Certificate of Incorporation to fix the preferences, limitations and relative rights of its Series C Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

          On April 25, 2008, the Company issued 11,500,000 shares of Series C Preferred Stock registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-131159). The following documents are being filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference: (i) the Underwriting Agreement, dated April 21, 2008, by and among the Company, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters named therein, filed as Exhibit 1.1 to this Current Report on Form 8-K; and (ii) the Certificate of Designations of the Company dated April 24, 2008.

          In addition, on April 25, 2008, the Company issued 91,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-131159). The Underwriting Agreement, dated April 21, 2008, by and among the Company, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters named therein, is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

          The following exhibits are filed herewith:

1.1

Underwriting Agreement, dated April 21, 2008, among CIT Group Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters listed on Schedule I thereto, relating to the purchase of CIT Group Inc.’s Series C Preferred Stock.

1.2

Underwriting Agreement, dated April 21, 2008, among CIT Group Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters listed on Schedule I thereto, relating to the purchase of CIT Group Inc.’s Common Stock.

3.1	Certificate of Designations for the Series C Preferred Stock (incorporated by reference to Form 8-A filed by the Company on April 25, 2008).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

	By:	/s/ Joseph M. Leone

Name: Joseph M. Leone
Title: Vice Chairman and Chief Financial Officer

Dated: April 25, 2008

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated April 21, 2008, among CIT Group Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters listed on Schedule I thereto, relating to the purchase of CIT Group Inc.’s Series C Preferred Stock.

1.2

Underwriting Agreement, dated April 21, 2008, among CIT Group Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and Citigroup Global Markets Inc., as representatives of the underwriters listed on Schedule I thereto, relating to the purchase of CIT Group Inc.’s Common Stock.

3.1	Certificate of Designations for the Series C Preferred Stock (incorporated by reference to Form 8-A filed by the Company on April 25, 2008).